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                                                                    EXHIBIT 21.1


                       FIRST INDUSTRIAL REALTY TRUST, INC.
                         SUBSIDIARIES OF THE REGISTRANT

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

                                                  STATE OF
                                                  INCORPORATION
NAME                                              FORMATION            REGISTERED NAMES IN FOREIGN JURISDICTIONS
---------------------                             ---------            -----------------------------------------
First Industrial, L.P.                             Delaware            First Industrial (Alabama), Limited Partnership
                                                                       First Industrial (Michigan), Limited Partnership
                                                                       First Industrial (Minnesota), Limited Partnership
                                                                       First Industrial (Tennessee), L.P.
                                                                       First Industrial Limited Partnership

First Industrial Finance Corporation               Maryland            N/A

First Industrial Financing Partnership, L.P.       Delaware            First Industrial Financing Partnership, Limited Partnership
                                                                       First Industrial Financing Partnership (Alabama),
                                                                       Limited Partnership
                                                                       First Industrial Financing Partnership (Minnesota),
                                                                       Limited Partnership
                                                                       First IndustrialFinancing Partnership (Wisconsin),
                                                                       Limited Partnership

First Industrial Enterprises of Michigan, Inc.     Michigan            N/A

First Industrial Group of Michigan, Inc.           Michigan            N/A

First Industrial of Michigan, Inc.                 Michigan            N/A

First Industrial Associates of Michigan, Inc.      Michigan            N/A

First Industrial Construction Company of           Michigan            N/A
   Michigan, Inc.

First Industrial Acquisitions, Inc.                Maryland            FIR Acquisitions, Inc.

First Industrial Pennsylvania Corporation          Maryland            N/A

First Industrial Pennsylvania, L.P.                Delaware            N/A

First Industrial Harrisburg Corporation            Maryland            N/A

First Industrial Harrisburg, L.P.                  Delaware            N/A

First Industrial Securities Corporation            Maryland            N/A

First Industrial Securities, L.P.                  Delaware            First Industrial Securities,
                                                                       Limited Partnership

First Industrial Mortgage Corporation              Maryland            N/A

First Industrial Mortgage Partnership, L.P.        Delaware            First Industrial MP, L.P.

First Industrial Indianapolis Corporation          Maryland            N/A

First Industrial Indianapolis, L.P.                Delaware            N/A

FI Development Services Corporation                Maryland            N/A

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

FI Development Services, L.P.                      Delaware            N/A

FI Development Services Group, L.P.                Delaware            N/A

FR Development Services, L.L.C.                    Delaware            N/A

First Industrial Development Services, Inc.        Maryland            N/A

FR Brokerage Services, Inc.                        Maryland            N/A

FR Management Services, Inc.                       Maryland            N/A

First Industrial Florida Finance Corporation       Maryland            N/A

TK-SV, Ltd.                                        Florida             N/A

First Industrial Telecommunications, L.L.C.        Delaware            N/A

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